SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

Cavco Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-08822 (Commission File Number)	56-2405642 (IRS Employer Identification No.)

1001 North Central Avenue, Suite 800 Phoenix, Arizona (Address of principal executive offices)	85004 (Zip Code)

(602) 256-6263
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

Item 12. Results of Operations and Financial Condition

SIGNATURES

EXHIBIT INDEX

EX-99.1 Press Release

Item 7. Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Press Release dated October 22, 2003

Item 12. Results of Operations and Financial Condition

     On October 22, 2003, Cavco Industries, Inc. a Delaware corporation (the “Corporation”), announced its fiscal second quarter net earnings for the quarter ended September 30, 2003. A copy of the Corporation’s earnings release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC.
(Registrant)

By:	/s/ Sean K. Nolen

Name: Sean K. Nolen
Title: Vice President, Chief Financial
Officer, Treasurer and Secretary

Date: October 22, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated October 22, 2003